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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ___________________

                                    FORM 8-K
                               ___________________


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 16, 2007

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                              TREY RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)



            DELAWARE                     000-50302               16-1633636
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(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)



       5 REGENT STREET, SUITE 520
         LIVINGSTON, NEW JERSEY                                     07039
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(Address of Principal Executive Offices)                          (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 758-9555



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 16, 2007, the Company announced, via press release, the Company's financial results for the period ended March 31, 2007. A copy of the Company's press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

              (d) Exhibits

                  99.1 Press release dated May 16, 2007 entitled "Trey Resources Reports Best Quarter In Company History, Company's Subsidiary, SWK Technologies, Achieves Operating Profit"






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TREY RESOURCES, INC.



                                      By: /s/ Mark Meller
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                                          Mark Meller
                                          President, Chief Executive Officer and
                                          Principal Accounting Officer

Date:  May 17, 2007



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                                INDEX OF EXHIBITS



99.1 Press release dated May 16, 2007 entitled "Trey Resources Reports Best Quarter In Company History, Company's Subsidiary, SWK Technologies, Achieves Operating Profit"




















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